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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                      SOVEREIGN SPECIALTY CHEMICALS, INC.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Robert B. Covalt and Lowell D. Johnson and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Sovereign Specialty Chemicals, Inc., to sign the Annual Report on Form 10-K of Sovereign Specialty Chemicals, Inc. for the fiscal year ended December 31, 1997, and any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to by virtue hereof.


This power of attorney has been signed as of the thirty-first day of March, 1998, by the following persons:



/s/ ROBERT B. COVALT                    /s/ LOWELL D. JOHNSON
--------------------------------------  ---------------------------------------
Robert B. Covalt,                       Lowell D. Johnson,
Chairman of the Board, Chief Executive  Vice President, Chief Financial Officer,
Officer, President and Director         Treasurer, Secretary and Director

/s/ NEIL G. REDDEMAN                    /s/ CHARLES A. ALDAG
--------------------------------------  ---------------------------------------
Neil G. Reddeman,                       Charles A. Aldag,
Director                                Director

/s/ CAROL E. BRAMSON                    /s/ LAWRENCE E. FOX
--------------------------------------  ---------------------------------------
Carol E. Bramson,                       Lawrence E. Fox,
Director                                Director

/s/ ERIC C. LARSON                      /s/ KARL D. LOOS
--------------------------------------  ---------------------------------------
Eric C. Larson,                         Karl D. Loos,
Director                                Director

/s/ REEVE B. WAUD
--------------------------------------
Reeve B. Waud,
Director